SUPPLEMENT DATED JULY 19, 2013

TO THE INVESTOR CLASS PROSPECTUS OF

MATTHEWS ASIA FUNDS

DATED APRIL 30, 2013 (AS SUPPLEMENTED)

For all existing and prospective Investor Class shareholders of Matthews Asia Dividend Fund:

Effective immediately, the following information supplements the Portfolio Managers section on page 6 and the “Management of the Funds – Portfolio Managers” section on pages 68 through 70 of the prospectus with respect to the Matthews Asia Dividend Fund only:

Yu Zhang, CFA and Robert Horrocks, PhD have assumed full responsibility for management of the Matthews Asia Dividend Fund and are now the Lead Managers assigned to the Fund.

Please retain this Supplement with your records.